Investor Presentation (revised 12.4.15) Mark Hood, Chief Administrative and Chief Financial Officer Scott Taggart, VP, Investor Relations 1 Exhibit 99.1

SAFE HARBOR STATEMENT

Under the Private Securities Litigation Reform Act of 1995
Certain statements in this presentation that are not historical facts are forward-looking statements.  Forward-looking statements involve various important assumptions, risks and uncertainties.  Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
Our inability to improve our operational and marketing execution and performance, including a failure to achieve and maintain positive same-store sales;
The actual results of pending, future or threatened litigation or governmental investigations and the costs and effects of negative publicity;
Changing and adverse business conditions, including higher energy and commodity costs, including but not limited to protein costs for beef, pork (sows and other pork products) and chicken;
Overall economic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets;
Competition in the restaurant and food products industries, including the ability to recruit, train, and retain qualified employees;
Ability to control restaurant and plant operating costs, which are impacted by the availability and cost of food, labor, workers compensation, group health care, fuel and utilities such as gas, electricity and water;
The effects of our increase of indebtedness and associated restrictions on our financial and operating flexibility;
The availability and cost of suitable sites for new restaurant development and our ability to identify those sites;
Adverse weather conditions in locations where we operate our restaurants impacting sales and customer travel;
Consumer acceptance of changes in menu offerings, atmosphere and/or service procedures, as well as the price of menu and food product offerings;
Consumer
acceptance
of
our
restaurant
concepts
in
existing
and
new
geographic
areas,
and
Consumer behavior based on negative publicity or concerns over nutritional or safety aspects of our food or products.
We
also
bear
the
risk
of
incorrectly
analyzing
these
risks
or
developing
strategies
to
address
them
that
prove
to
be
unsuccessful.
Certain
risks,
uncertainties
and
assumptions
are
discussed
under
the
heading
“Risk
Factors”
in
Item
1A
of
our
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
April
24,
2015.
We
note
these
factors
for
investors
as
contemplated
by
the
Private
Securities
Litigation
Reform
Act
of
1995.
It
is
impossible
to
predict
or
identify
all
such
risk
factors.
Consequently,
you
should
not
consider
any
such
list
to
be
a
complete
set
of
all
potential
risks
and
uncertainties.
Forward-looking
statements
speak
only
as
of
the
date
on
which
they
are
made,
and
we
undertake
no
obligation
to
update
any
forward-looking
statement
to
reflect
circumstances
or
events
that
occur
after
the
date
on
which
the
statement
is
made
to
reflect
unanticipated
events.
Any
further
disclosures
in
our
filings
with
the
Securities
and
Exchange
Commission,
as
well
as
press
releases
and
other
communications,
should
also
be
consulted.
All
subsequent
written
and
oral
forward-looking
statements
attributable
to
us
or
any
person
acting
on
behalf
of
the
company
are
qualified
by
the
cautionary
statements
in
this
section.

COMPANY FACT SHEET
FISCAL 2016 Q2
NASDAQ: BOBE
NEW RESTAURANTS
FY’15          7
FY’16E        1
547 Restaurants
18 States
as of 10/23/15
194
56
14
19
1
50
30
36
8
1
7
28
24
3
16
7
4
49
AVERAGE UNIT VOLUME
$1.72  million (FY’ 15)
Bob Evans Farms, Inc. is comprised of two key business segments:  Bob Evans Restaurants and BEF Foods.  Bob Evans
Restaurants operates 547 full-service restaurants located in 18 states with a heavy concentration in the Midwest.  BEF
Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.
.
Bob
Evans
Farms
Investor
Relations
www.bobevans.com
8111
Smith’s
Mill
Road
New
Albany,
Ohio
43054
3
Bob Evans/Owens
Bob Evans Growth Markets
Bob Evans
FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Canada

4 BOB EVANS RESTAURANTS BEF FOODS, INC.

BUSINESS SEGMENTS (FY 2015) 5 28% 72%

BOB EVANS’ TURNAROUND PLAN:  4 PRIORITIES

1.
Improve the brand experience for our
restaurant guests and grocery customers
2.
Profitably increase sales in our restaurants,
and increase points of distribution of our
consumer food products
3.
Reduce costs, particularly at the corporate level
4.
Allocate capital efficiently

•
176% increase in non-GAAP
operating income
•
Refrigerated side-dish volume up
14.2%, sausage up 15.1%
•
Foodservice volume down 26.8%,
in-line with plan, as that volume is
replaced with higher-margin
branded-retail growth
•
50%+ national market share of
refrigerated dinner side dishes
maintained during the quarter, side
dishes represent more than 50% of
total pounds sold, an historic high
•
Recovering lost sausage share
through prudent trade spending
focused in core markets
•
ERP implemented throughout plant
network
•
Positioned well for a strong holiday
selling season
•
2016 non-GAAP diluted EPS
guidance of $1.85 to $2.00
•
Saed Mohseni named president and
CEO
•
Identified nearly $5 million of
additional cost savings, bringing
expected fiscal 2016 savings to
nearly $20 million, equating to an
annual run rate of approximately
$28 million.
•
Company repurchased $44.4 million
(1.0 million shares) during Q2 2016;
Board approved $100 million
increase in share repurchase
authorization to $250 million; $131.9
million purchased fiscal year 2016
through November 30, 2015
•
Board approved a 9.7% increase in
the quarterly dividend to $0.34 per
share.
•
34% decline in non-GAAP
operating income
•
Same-store sales declined 3.2%
due primarily to a decline in non-
discounted transactions, partially
offset by increased average check
of discounted transactions; new
menu and products introduced to
improve sales trend
•
Investing in labor to support guest
experience in FY’16; however
focused on opportunities for
achieving overall labor savings over
the long-term
•
Continued menu innovation and
food quality improvements planned
throughout remainder of year
•
New restaurant technology platform
to facilitate better food and labor
mgt, enhance guest experience, and
enable guest loyalty program
•
New analytics/tools to further
improve discounting on a market-
and restaurant level to improve
discounting ROI
2Q
2016
UPDATE:
NON-GAAP
(1)
DILUTED
EPS
$0.41
VS
$0.36
LY
Please refer to pages 38-40  for a reconciliation of non-GAAP to GAAP items.

1

SUMMARY OF PERFORMANCE DRIVERS: FISCAL 2016 GUIDANCE

Current share repurchase authorization: up to $250 million ($132 million purchased through November 30, 2015)
1Q (actual)
2Q (actual)
3Q
4Q
Full
Year
sss% 2016 (guidance)
-0.3%
-3.2%
negative
low-single
digits
negative
low-single
digits
-2.5% to
-1.0%
sss% 2015 (actual)
-2.0%
0.0%
3.8%
2.1%
0.9%
sow costs (per hundredweight) 2016 (guidance)
$38.75
$53.31
$57
$60
$53
sow costs (per hundredweight) 2015 (actual)
$87.87
$78.82
$67.79
$43.02
$69.41
Guidance Metric
FY ‘16
Consolidated net sales
approximately $1.35 billion
Bob Evans Restaurants same-store sales
-2.5% to -1.0 percent
Bob Evans Restaurants commodity pricing
approximately 3.5% (including eggs)
BEF Foods net sales
$380 to $390 million
Capital expenditures
$78 to $82 million
ERP implementation (included in S,G&A)
$2.0 to $2.5 million
Depreciation and amortization
$81 to $84 million
Net interest expense
$11 to $12 million
Tax rate
27.5% to 28.5%
Diluted weighted-average share count
21.8 million shares
Non-GAAP earnings per diluted share
$1.85 to $2.00

DIVIDEND HISTORY ($ per share)
$0.54
$0.56
$0.60
$0.68
$0.78
$0.95
$1.075
$1.205
$1.24
$1.30
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016E
9
Current quarterly dividend rate
of $0.34 per share equates to
$1.36 annually

($ millions)
Capital Expenditures
SHARE REPURCHASE/CAPEX/DIVIDEND HISTORY
Share Repurchases
$69
$155
$5
$21
$19
$70
$63
$225
$0
$20
$19
$18
$21
$24
$28
$30
$32
$29
$45
$64
$65
$41
$39
$81
$118
$191
$75
$0
$50
$100
$150
$200
$250
2007
2008
2009
2010
2011
2012
2013
2014
2015
FY2016 Guidance
Capital Expenditures:
FY2016E:  $78-$82M
Share Repurchases:
Current authorization
up to $250M ($132M
purchased through
Nov. 30, 2015).
Dividends

547 restaurants in 18 states as of 10/23/15 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premises dining 11

Net Sales (FY 2015)  $970 million
Average Annual Unit Sales (FY 2015)  $1.72 million
BOB EVANS RESTAURANTS:  OVERVIEW
ALL THREE DAYPARTS SERVED (2Q FY 2016)
Breakfast (6am-11am)
Lunch (11am-4pm)
Dinner
(4pm-10pm)
12
33%
36%
31%
Avg. Dine-In Guest Check/Per Guest (2Q FY 2016)  $18.54/$9.55
Average Carryout Check (2Q FY 2016)  $14.51

Click to edit Master title style
BOB EVANS RESTAURANTS:  IMMEDIATE PRIORITIES

Create relevant new product news
Broasted
®
Chicken Tenders launch
Three-Course Dinner relaunch
Continued development of Best in Class breakfast
Daily Farmhouse Specials test
Coffee flavor extension
Spend marketing funds more efficiently
and effectively
Reallocate funds from broadcast to local/digital
media
Focus on controlling labor, and
providing great food and great service
Flex hours with transaction trends
Deliver best-in-class service and dining experience
Broasted
®
is a registered trademark of The Broaster Company, LLC.

BOB
EVANS
RESTAURANTS:
FY’16
NEW
PRODUCT
NEWS
Launch of “Best-in-Class Breakfast”
Three-Course Dinner relaunch
Premium Broasted Chicken and Tenders
Customizable “Pick Two” meal offers
“10 under $6” values
$4 appetizers
New beverages

BOB
EVANS
RESTAURANTS:
BEST-IN-CLASS
BREAKFAST
Recent breakfast actions:
Launch of improved hotcakes and
omelets
Launch of seasonal toppings on Brioche,
Hotcakes, Waffles and Crepes
Launch of upgraded breakfast entrees
including fresh sausage, fresh cracked
eggs, fresh potatoes, fresh baked
biscuits, not-from-concentrate orange
juice, and better butter blend

BOB EVANS RESTAURANTS: BEST-IN-CLASS BREAKFAST MARKETING FOCUSED ON INGREDIENT UPGRADES 16

BOB EVANS RESTAURANTS: BEST-IN-CLASS BREAKFAST RATINGS INCREASED SIGNIFICANTLY IN TEST KEY RATINGS SUMMARY – PRE/POST TEST (test conducted May 2015) % Excellent Post Pre 17

BOB EVANS RESTAURANTS: NEW PRODUCT NEWS AT LUNCH AND DINNER TOO 18 3-Course Dinners Broasted Chicken Tenders

BOB EVANS RESTAURANTS: HOLIDAY MERCHANDISING 19

BOB EVANS RESTAURANTS:  MOVING FROM TELEVISION
TO DIGITAL MEDIA
5 Mile
Radius
•
Reach qualified consumers
•
Align consumer mindset with various message             to
drive conversion
•
Trackable ROI
•
Cost efficient
•
Mass reach vehicle (households)
•
Aligns best with Brand Message
•
High reach in market but lacks cost efficiency due to
minimal targeting capability
DIGITAL MEDIA
TRADITIONAL TV

BOB
EVANS
RESTAURANTS:
FY’16
HOLIDAY
MARKETING
FOCUSED ON DIGITAL MEDIA
Approach: Rollout Broasted TV as foundation to support
product news
•
Media Markets: 11 Markets / 65% of sales
•
TV Impressions: 117MM
Approach: Turn around declining dinner day-part across all
markets with hyper-targeted digital as foundation
•
Media Markets: Entire System / 100% of sales
•
Digital Media Impressions : 134MM
FY’15 HOLIDAY
FY’16 HOLIDAY
1. Identify
Consumer
2. Show
Targeted
Ad
3. Drive
Consumer
to Site
4.
Retarget
with Offer

Click to edit Master title style

BOB EVANS RESTAURANTS:
ELEVATING THE GUEST EXPERIENCE
Improving
restaurant
service
Menu redesign and optimization
Brand repositioning influencing the look and feel of the restaurant
Lobby
Retail
Uniforms
Plateware
Bakery, Off-premises
Music & Lighting

TWO BRANDS distinct geographic strengths 23

BEF FOODS:  OVERVIEW

FOUR KEY LINES OF BUSINESS
Refrigerated Side Dishes, Sausage, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states, the District of Columbia and Canada
sausage mix (% of total sales):  42%
Net Sales (FY’15) $379 million
*Note:  Insourced sales data reflects sales to Bob Evans Restaurants.
Side
Dishes
Other
Frozen
Retail
Sausage
11%
35%
36%
FY 2010 Sales Mix (pounds)
FY 2010 Sales Mix (pounds)
9%
9%
Side
Dishes
Other
Frozen
Retail
Sausage
11%
35%
36%
FY 2010 Sales Mix (pounds)
9%
9%
Food Service
(2% insourced*)
Side
Dishes
Other
4%
Frozen
4%
Food
Service
(6% insourced*)
Retail Sausage
19%
24%
49%
FY 2016 Q2 TTM Sales Mix (pounds)
FY 2016 Q2 TTM Sales Mix (pounds)
Side
Dishes
Other
4%
Frozen
4%
Food
Service
(6% insourced*)
Retail Sausage
19%
24%
49%
FY 2016 Q2 TTM Sales Mix (pounds)
sausage mix (% of total sales):  28%

BEF FOODS:  NORMALIZED MARGIN RANGE

BEF Food’s Normalized Operating
Margin Range is ~ 15% to 18%
*
Margin Driven by Four Key Factors:
1.
Favorable sales mix shift toward higher-margin, higher-growth refrigerated side-dish products (currently 50%+ market share, 50%+
of pounds sold)
2.
Successful past and ongoing plant efficiency initiatives, including recent plant network consolidation
3.
Favorable channel shift from lower-margin foodservice to higher-
margin branded retail
4.
Ongoing brand investments
* Excludes 100-200bps of shared service costs not currently allocated

BEF FOODS:
THE BIG PICTURE TODAY AND TOMORROW
National
refrigerated
sides category leader
#1 regional
breakfast
sausage brand
focused on heavy
users in our core
markets
Providing unique
differentiated
products to Bob
Evans Restaurants
Cost competitive
manufacturing
structure (LEAN)
Leveraging co-
packers to meet
seasonal demand
spikes
Leverage dominant
position in refrigerated
sides/seize double-digit
growth opportunities
Breakfast sausage
return to profitability
Opportunistically
replace foodservice
sales with branded
retail sales
Improved plant
performance (LEAN)
Continued ERP
implementation
Expansion of
refrigerated side-dish
facility (Lima, Ohio)
FY’16

FY’16 & Beyond

BEF FOODS: BUSINESS STRATEGY
Refrigerates Side Dishes –
Aggressively grow
Breakfast Sausage -
Maintain
Frozen -
Maintain
Food Service –
Be selective
Growing Bob Evans from a strong regional food brand to a national food brand leveraging the dominant refrigerated sides position, while protecting the #1 breakfast sausage position
(1)
in the core

(1)
Source: IRI Bob Evans Core MULO*, 52 weeks ending 11/1/15

BEF FOODS: RETAIL PRODUCT CATEGORIES 28 Refrigerated side dishes Refrigerated side dishes Breakfast sausage Breakfast sausage Frozen Frozen

BEF FOODS:
SIDES UNIQUELY DELIVER A QUALITY EATING EXPERIENCE
•
RESTAURANT QUALITY
AT HOME  “I LOVE THE FACT THAT
I CAN PRETTY MUCH GET THE SAME
THING IN THE STORE AS I GET IN THE
RESTAURANT”
•
CONSISTENT TASTE
AND QUALITY  “THE QUALITY
AND TASTE IS ALWAYS THERE....HAVE
NEVER BEEN LET DOWN BY THIS
PRODUCT LINE”
•
CONVENIENT YET
SATISFYING “I LIKE THE EASE OF
PREPARATION. IN A RUSH, I KNOW THAT I
CAN STILL SERVE A SATISFYING SIDE
DISH”
•
QUALITY TASTE “IT DOESN'T
TASTE CHEAP”
Repeat
%
Rate
–
Refrigerated
Side
Dishes
1
29
Source: IRI Panel; 52 weeks ending 11-1-15; Total US MULO; % of Buyers, 2x+
Buyers
65.0%
48.0%
50.1%
50.8%
43.1%
Bob Evans
Hormel
Private Label
Simply Diners
Resers
(1)

$7.25
$2.29
$2.58
$2.36
$1.95
Bob Evans
Hormel
Private Label
Simply Diners
Resers
Dinner Sides Dollar Velocity
BEF
FOODS:
SIDES
ON-SHELF
PERFORMANCE
(1)
Selling 3X Faster than
next closest competitor
•
#1 Dinner Sides Brand
•
50%+ Share of Dinner Sides Category 2Q’16
•
Mashed Potatoes item is #1 Dinner Side
•
Macaroni & Cheese item is #2 Dinner Side
•
Side Dishes sell 3x faster than any competitor
Source:  IRI; 52 weeks ending 11-1-15; Total US MULO; Dollar Share, Avg Weekly $/MM ACV.
47%
14%
12%
10%
9%
8%
Dollar Share ($552MM)
Bob Evans
Hormel
Private Label
Simply Diners
Resers
All Other
(1)

BEF FOODS:  PARTNERSHIP WITH SANDRA LEE DRIVES NATIONAL BRAND
AWARENESS
Partnership received national media
coverage
Positive consumer response to date
Message focuses on mealtime
solutions for busy families
Expands brand awareness beyond
core markets
Partnership
announcement
post on Bob
Evans social
media
On-line recipe club at www.bobevans.com

32 Appendix

2016 BOB EVANS RESTAURANTS’ PRIORITIES
Achieve profitable same-store sales growth through improved
guest experience and reduced discounting
Drive improved food costs through a new balanced daypart
marketing strategy, menu development, and product innovation
Better manage labor costs with an approach customized to each restaurant’s sales performance
Installation of a new restaurant technology package, including a new POS system and kitchen technology to drive improved food costs, labor efficiency, and customer engagement
Continued evaluation of restaurant performance to drive future closure and development decisions.  As previously announced, 20 underperforming locations closed in fiscal year 2016

SECOND-QUARTER FISCAL 2016:  SAME STORE SALES SUMMARY
Second-quarter Fiscal 2016 SSS% Day Part Performance –
Total Chain
Day Part
On-Premise
Off-Premise
Total
Breakfast
(1.2)%
7.6%
(0.4)%
Lunch
(3.4)%
(1.1)%
(3.1)%
Dinner
(7.6)%
(0.7)%
(6.2)%
Total
(3.9)%
0.9%
(3.2)%
Second-quarter
Fiscal
2016
SSS%
Day
Part
Performance
–
Restaurants
offering
Broasted
Chicken
Day Part
On-Premise
Off-Premise
Total
Breakfast
(1.9)%
6.3%
(1.0)%
Lunch
(4.1)%
(0.7)%
(3.6)%
Dinner
(6.7)%
1.0%
(4.9)%
Total
(4.3)%
1.5%
(3.3)%
Second-quarter
Fiscal
2016
SSS%
Day
Part
Performance
–
Restaurants
without
Broasted
Chicken
Day Part
On-Premise
Off-Premise
Total
Breakfast
(0.4)%
9.9%
0.4%
Lunch
(2.3)%
(2.1)%
(2.3)%
Dinner
(9.0)%
(5.0)%
(8.4)%
Total
(3.4%)
(0.4)%
(3.1)%

2016 BEF FOODS’ PRIORITIES

Drive double-digit growth of refrigerated side-dish products with marketing investments and expanded points of distribution
Begin $20+ million expansion of Lima, Ohio, refrigerated side-dish plant to meet strong consumer demand
Strategically employ trade spending to protect and selectively grow core sausage markets
Successfully implement new ERP system across plant network to drive continued efficiency gains and profitable sales growth
New product launches, most notably a line of natural side dishes

HISTORICAL
AND
FORECASTED
SOW
COST
PRICING
–
(cost/hundredweight)
36
Fiscal Year
Q1
Q2
Q3
Q4
Average
2016E
$38.75actual
$53.31actual
$55
$62
$52
2015
$87.87
$78.82
$67.79
$43.02
$69.41
2014
$63.24
$77.33
$72.36
$78.47
$73.23
2013
$54.19
$43.22
$58.73
$59.07
$53.87
2012
$57.06
$67.82
$60.56
$60.41
$61.58
2011
$59.52
$60.47
$51.16
$59.05
$57.17
10 year historical average sow cost: $51.43

Hillsdale, MI
2016 and beyond
4 Facilities,
Limited co-packing relationships
Asset Actions:
FY2011:
Bidwell and Galva fresh sausage
operations closed
FY2012:
Bidwell and Hillsdale transportation
centers closed; Springfield
distribution center sold
FY2013:
Consolidated transportation
operations; Kettle Creations (Lima)
acquired;
FY2014:
Bidwell, Springfield, Richardson
plant, office, and transportation
center closed; SWH sold; Sulphur
Springs and Lima expanded
FY2016:
Lima expansion to meet continued
strong consumer demand for
refrigerated sides.
Fresh sausage
Fresh sausage
Ready-to-eat
Side dishes
BEF FOODS INC. NETWORK OPTIMIZATION
37
Xenia, OH
Sulphur Springs, TX
Lima, OH
2007
Galva, IL
Bidwell, OH
Richardson, TX
Xenia, OH
Sulphur Springs, TX
SWH Fullerton, CA
Hillsdale, MI
Lima, OH
9 Facilities, 2 co-packers
50% Vertical Integration
Springfield, OH
Ready-to-eat
Fresh sausage
Sausage/Ready-
to-eat/ Dist. Ctr.
Fresh sausage
Copacker
Copacker
Fresh sausage/
Ready-to-eat
Fresh sausage
Mimi’s Café  prep kitchen
Fresh sausage/
Ready-to-eat

GAAP TO NON-GAAP RECONCILIATION: 2Q FISCAL 2016
(in thousands, except per share amounts)
Basic EPS
Diluted EPS
Three Months Ended
Three Months Ended
Three Months Ended
October 23, 2015
October 24, 2014
October 23, 2015
October 24, 2014
October 23, 2015
October 24, 2014
Operating Income (Loss) as Reported
Bob Evans Restaurants
$
13,323
$
20,627
BEF Foods
13,997
6,356
Corporate and Other
(15,886)
(17,971)
Operating Income
11,434
9,012
Net interest expense
2,883
2,203
Income Before Income Taxes
8,551
6,809
Provision for income taxes
2,120
770
Net Income as reported
6,431
6,039
$
0.29
$
0.26
$
0.29
$
0.25
Adjustments
Bob Evans Restaurants
Severance/Restructuring
318
—
Activism, Strategic Initiatives and Other
—
137
318
137
BEF Foods
Loss on Sale of Assets
3,606
—
—
Activism, Strategic Initiatives and Other
—
17
17,
00
0
3,606
17
Corporate and Other
Activism, Strategic Initiatives and Other
—
3,725
—
3,725
Total adjustments
Severance/Restructuring
318
—
Loss on Sale of Assets
3,606
—
Activism, Strategic Initiatives and Other
—
3,879
3,924
3,879
Non-GAAP operating income (loss)
Bob Evans Restaurants
13,641
20,764
BEF Foods
17,603
6,373
Corporate and Other
(15,886)
(14,246)
Total non-GAAP operating income
15,358
12,891
Adjustments to net interest expense
(480)
458
Non-GAAP net interest expense
2,403
2,661
Non-GAAP  Income Before Taxes
12,955
10,230
Adjustments to income tax provision
1,636
835
Non-GAAP Provision for Income Taxes
3,756
1,605
Non-GAAP Net Income
$
9,199
$
8,625
$
0.42
$
0.37
$
0.41
$
0.36
Weighted Average Shares Outstanding
22,115
23,509
22,233
23,735

GAAP TO NON-GAAP RECONCILIATION: 2Q FISCAL 2016
(in thousands)
Three Months Ended
Consolidated Results
Bob Evans Restaurants
October 23,
2015
% of Sales
October 24,
2014
% of Sales
October 23,
2015
% of Sales
October 24,
2014
% of Sales
Operating income as reported
Net Sales
$
325,021
333,279
230,741
$
241,151
Cost of sales
102,709
31.6
%
116,012
34.8
%
61,725
26.8
%
64,165
26.6
%
Operating wage and fringe benefit expenses
104,403
32.1
%
105,613
31.7
%
93,460
40.4
%
94,834
39.3
%
Other operating expenses
56,181
17.3
%
54,195
16.3
%
42,984
18.6
%
42,290
17.5
%
Selling, general and administrative expenses
29,902
9.2
%
28,972
8.7
%
5,433
2.4
%
5,572
2.3
%
Depreciation and amortization expense
20,107
6.2
%
19,475
5.8
%
13,531
5.9
%
13,663
5.7
%
Impairments
285
0.1
%
—
—
%
285
0.1
%
—
—
%
Total as reported
11,434
3.5
%
9,012
2.7
%
13,323
5.8
%
20,627
8.6
%
Adjustments
Net Sales
—
—
—
—
Cost of sales
—
—
—
—
Operating wage and fringe benefit expenses
—
(15)
—
(15)
Other operating expenses
—
(115)
—
(115)
Selling, general and administrative expenses
(3,924)
(3,749)
(318
(7)
Depreciation and amortization expense
—
—
—
—
Impairments
—
—
—
—
Total Adjustments
3,924
3,879
318
137
Non-GAAP operating income
Net Sales
325,021
333,279
230,741
241,151
Cost of sales
102,709
31.6
%
116,012
34.8
%
61,725
26.8
%
64,165
26.6
%
Operating wage and fringe benefit expenses
104,403
32.1
%
105,598
31.7
%
93,460
40.4
%
94,819
39.3
%
Other operating expenses
56,181
17.3
%
54,080
16.2
%
42,984
18.6
%
42,175
17.5
%
Selling, general and administrative expenses
25,978
8.0
%
25,223
7.6
%
5,115
2.3
%
5,565
2.3
%
Depreciation and amortization expense
20,107
6.2
%
19,475
5.8
%
13,531
5.9
%
13,663
5.7
%
Impairments
285
0.1
%
—
—
%
285
0.1
%
—
—
%
Total non-GAAP operating income
$
15,358
4.7
%
12,891
3.9
%
13,641
5.9
%
$
20,764
8.6
%

GAAP TO NON-GAAP RECONCILIATION: 2Q FISCAL 2016
(in thousands)
Three Months Ended
BEF Foods
Corporate and Other
October 23,
2015
% of Sales
October 24,
2014
% of Sales
October 23,
2015
October 24,
2014
Operating income (loss) as reported
Net Sales
$
94,280
$
92,128
$
—
$
—
Cost of sales
40,984
43.5
%
51,847
56.3
%
—
—
Operating wage and fringe benefit expenses
10,943
11.7
%
10,779
11.7
%
—
—
Other operating expenses
13,197
14.0
%
11,905
12.9
%
—
—
Selling, general and administrative expenses
10,964
11.6
%
6,918
7.5
%
13,505
16,482
Depreciation and amortization expense
4,195
4.4
%
4,323
4.7
%
2,381
1,489
Impairments
—
—
%
—
—
%
—
—
Total as Reported
13,997
14.8
%
6,356
6.9
%
(15,886
(17,971)
Adjustments
Net Sales
—
—
—
—
Cost of sales
—
—
—
—
Operating wage and fringe benefit expenses
—
—
—
—
Other operating expenses
—
—
—
—
Selling, general and administrative expenses
(3,606)
(17
—
(3,725)
Depreciation and amortization expense
—
—
—
—
Impairments
—
—
—
—
Total adjustments
3,606
17
—
3,725
Non-GAAP operating income (loss)
Net Sales
94,280
92,128
—
—
Cost of sales
40,984
43.5
%
51,847
56.3
%
—
—
Operating wage and fringe benefit expenses
10,943
11.7
%
10,779
11.7
%
—
—
Other operating expenses
13,197
14.0
%
11,905
12.9
%
—
—
Selling, general and administrative expenses
7,358
7.7
%
6,901
7.5
%
13,505
12,757
Depreciation and amortization expense
4,195
4.4
%
4,323
4.7
%
2,381
1,489
Impairments
—
—
%
—
—
%
—
—
Total non-GAAP operating income (loss)
$
17,603
18.7
%
$
6,373
6.9
%
$
(15,886
$
(14,246)

HISTORICAL SEGMENT AND “CORPORATE AND OTHER” DATA: 1Q FISCAL 2015

Q1 FY15
New*
Old
New*
Old
New
Old
Operating income as reported
Net sales
240,151

240,151

86,190

86,190

-

-

Cost of sales
63,211

26.3%
63,211

26.3%
50,957

59.1%
50,252

58.3%
-

-

Operating wages
94,840

39.5%
94,639

39.4%
9,589

11.1%
9,589

11.1%
-

-

Other operating
42,505

17.7%
42,505

17.7%
11,209

13.0%
7,003

8.1%
-

-

S,G&A
8,855

3.7%
22,482

9.4%
7,114

8.3%
16,365

19.0%
16,447

-

Depreciation and amortization
14,236

5.9%
15,341

6.4%
4,276

5.0%
4,632

5.4%
1,461

-

Impairments
1,577

0.7%
258

0.1%
-

0.0%
-

0.0%
-

-

Operating income
14,927

6.2%
1,715

0.7%
3,045

3.5%
(1,651)

-1.9%
(17,908)

-

Adjustments
Operating wages
(14)

(14)

-

-

-

-

Other operating
(149)

(149)

-

-

-

-

S,G&A
(91)

(3,381)

(666)

(1,230)

(2,535)

-

Impairments
(1,577)

(258)

-

-

-

-

Total Adjustments
1,831

3,802

666

1,230

2,535

Non-GAAP Operating Income
Net sales
240,151

240,151

86,190

86,190

-

-

Cost of sales
63,211

26.3%
63,211

26.3%
50,957

59.1%
50,252

58.3%
-

-

Operating wages
94,826

39.5%
94,625

39.4%
9,589

11.1%
9,589

11.1%
-

-

Other operating
42,356

17.7%
42,356

17.6%
11,209

13.0%
7,003

8.1%
-

-

S,G&A
8,764

3.6%
19,101

8.0%
6,448

7.5%
15,135

17.6%
13,912

-

Depreciation and amortization
14,236

5.9%
15,341

6.4%
4,276

5.0%
4,632

5.4%
1,461

-

Impairments
-

0.0%
-

0.0%
-

0.0%
-

0.0%
-

-

Total non-GAAP operating income
16,758

7.0%
5,517

2.3%
3,711

4.3%
(421)

-0.5%
(15,373)

-

*Reflects reclassification of:
$1.3 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
$0.2 million of restaurant wages from S,G&A to Operating wages for Bob Evans Restaurants
$4.3 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
$0.7 million of freight charges from Other operating expenses to Cost of sales for BEF Foods
$0.6 million of marketing costs from S,G&A to Other operating expenses for BEF Foods
All reclassifications made to conform prior year financials with current presentation
Bob Evans Restaurants
Corporate and Other
BEF Foods

HISTORICAL SEGMENT AND “CORPORATE AND OTHER” DATA:  2Q FISCAL 2015

Q2 FY15
New*
Old
New*
Old
New
Old
Operating income as reported
Net sales
241,151

241,151

92,128

92,128

-

-

Cost of sales
64,165

26.6%
64,165

26.6%
51,847

56.3%
51,847

56.3%
-

-

Operating wages
94,834

39.3%
92,006

38.2%
10,779

11.7%
10,779

11.7%
-

-

Other operating
42,290

17.5%
42,702

17.7%
11,905

12.9%
7,271

7.9%
-

-

S,G&A
5,572

2.3%
20,777

8.6%
6,919

7.5%
15,245

16.5%
16,482

-

Depreciation and amortization
13,663

5.7%
14,789

6.1%
4,323

4.7%
4,686

5.1%
1,489

-

Impairments
-

0.0%
-

0.0%
-

0.0%
-

0.0%
-

-

Operating income
20,627

8.6%
6,712

2.8%
6,355

6.9%
2,300

2.5%
(17,971)

-

Adjustments
Operating wages
(15)

(15)

-

-

-

-

Other operating
(115)

(115)

-

-

-

-

S,G&A
(7)

(2,803)

(17)

(946)

(3,725)

-

Total Adjustments
137

2,933

17

946

3,725

-

Non-GAAP Operating Income
Net sales
241,151

241,151

92,128

92,128

-

-

Cost of sales
64,165

26.6%
64,165

26.6%
51,847

56.3%
51,847

56.3%
-

-

Operating wages
94,819

39.3%
91,991

38.1%
10,779

11.7%
10,779

11.7%
-

-

Other operating
42,175

17.5%
42,587

17.7%
11,905

12.9%
7,271

7.9%
-

-

S,G&A
5,565

2.3%
17,974

7.5%
6,902

7.5%
14,299

15.5%
12,757

-

Depreciation and amortization
13,663

5.7%
14,789

6.1%
4,323

4.7%
4,686

5.1%
1,489

-

Impairments
-

0.0%
-

0.0%
-

0.0%
-

0.0%
-

-

Total non-GAAP operating income
20,764

8.6%
9,645

4.0%
6,372

6.9%
3,246

3.5%
(14,246)

-

*Reflects reclassification of:
$2.8 million of restaurant wages from S,G&A to Operating wages for Bob Evans Restaurants
$0.4 million of legal costs from Other operating expenses to S,G&A for Bob Evans Restaurants
$4.0 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
$0.7 million of marketing costs from S,G&A to Other operating expenses for BEF Foods
All reclassifications made to conform prior year financials with current presentation
Bob Evans Restaurants
BEF Foods
Corporate and Other

HISTORICAL SEGMENT AND “CORPORATE AND OTHER” DATA:  3Q FISCAL 2015

Q3 FY15
New*
Old
New*
Old
New
Old
Operating income as reported
Net sales
250,389

250,389

106,788

106,788

-

-

Cost of sales
69,134

27.6%
69,134

27.6%
55,410

51.9%
55,410

51.9%
-

-

Operating wages
98,317

39.3%
98,317

39.3%
10,799

10.1%
10,799

10.1%
-

-

Other operating
41,882

16.7%
41,882

16.7%
12,922

12.1%
7,214

6.8%
-

-

S,G&A
10,589

4.2%
27,348

10.9%
8,021

7.5%
18,997

17.8%
20,356

-

Depreciation and amortization
14,642

5.8%
15,693

6.3%
4,362

4.1%
4,710

4.4%
1,399

-

Impairments
1,672

0.7%
-

0.0%
-

0.0%
-

0.0%
-

-

Operating income
14,153

5.7%
(1,985)

-0.8%
15,274

14.3%
9,658

9.0%
(21,755)

-

Adjustments
Operating wages
-

(230)

-

-

-

-

Other operating
(378)

(378)

-

-

-

-

S,G&A
(571)

(7,521)

(189)

(1,933)

(7,252)

-

Impairments
(1,672)

-

-

-

-

-

Total Adjustments
2,621

8,129

189

1,933

7,252

-

Non-GAAP Operating Income
Net sales
250,389

250,389

106,788

106,788

-

-

Cost of sales
69,134

27.6%
69,134

27.6%
55,410

51.9%
55,410

51.9%
-

-

Operating wages
98,317

39.3%
98,087

39.1%
10,799

10.1%
10,799

10.1%
-

-

Other operating
41,504

16.6%
41,504

16.6%
12,922

12.1%
7,214

6.8%
-

-

S,G&A
10,018

4.0%
19,827

7.9%
7,832

7.3%
17,064

15.9%
13,104

-

Depreciation and amortization
14,642

5.8%
15,693

6.3%
4,362

4.1%
4,710

4.4%
1,399

-

Impairments
-

0.0%
-

0.0%
-

0.0%
-

0.0%
-

-

Total non-GAAP operating income
16,774

6.7%
6,144

2.5%
15,463

14.5%
11,591

10.9%
(14,503)

-

*Reflects reclassification:
$1.7 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
$4.3 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
$1.4 million of marketing costs from S,G&A to Other operating expenses for BEF Foods
All reclassifications made to conform prior year financials with current presentation
Bob Evans Restaurants
BEF Foods
Corporate and Other

HISTORICAL SEGMENT AND “CORPORATE AND OTHER” DATA: 4Q FISCAL 2015

Q4 FY15
New*
Old
New*
Old
New
Old
Operating income as reported
Net sales
238,187

238,187

94,206

94,206

-

-

Cost of sales
62,167

26.1%
62,167

26.1%
40,853

43.4%
40,853

43.4%
-

-

Operating wages
93,882

39.4%
93,882

39.4%
10,499

11.1%
10,499

11.1%
-

-

Other operating
42,341

17.8%
42,341

17.8%
12,937

13.7%
7,558

8.0%
-

-

S,G&A
15,719

6.6%
30,882

13.0%
7,659

8.2%
20,651

21.9%
19,564

-

Depreciation and amortization
14,696

6.2%
15,709

6.6%
4,180

4.4%
4,514

4.8%
1,347

-

Impairments
2,851

1.2%
2,400

1.0%
2,761

2.9%
-

0.0%
-

-

Operating income
6,531

2.7%
(9,194)

-3.9%
15,317

16.3%
10,131

10.8%
(20,911)

-

Adjustments
Operating wages
(11)

(11)

-

-

-

-

Other operating
(66)

(66)

-

-

-

-

S,G&A
(7,191)

(10,457)

(153)

(3,876)

(3,777)

-

Impairments
(2,851)

(2,400)

(2,761)

-

-

-

Total Adjustments
10,119

12,934

2,914

3,876

3,777

-

Non-GAAP Operating Income
Net sales
238,187

238,187

94,206

94,206

-

-

Cost of sales
62,167

26.1%
62,167

26.1%
40,853

43.4%
40,853

43.4%
-

-

Operating wages
93,871

39.4%
93,871

39.4%
10,499

11.1%
10,499

11.1%
-

-

Other operating
42,275

17.7%
42,275

17.7%
12,937

13.7%
7,558

8.0%
-

-

S,G&A
8,528

3.6%
20,425

8.6%
7,506

8.0%
16,775

17.8%
15,787

-

Depreciation and amortization
14,696

6.2%
15,709

6.6%
4,180

4.4%
4,514

4.8%
1,347

-

Impairments
-

0.0%
-

0.0%
-

0.0%
-

0.0%
-

-

Total non-GAAP operating income
16,650

7.0%
3,740

1.6%
18,231

19.4%
14,007

14.9%
(17,134)

-

*Reflects reclassification of:
$0.5 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
$4.4 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
$2.8 million of impairment charges from S,G&A to Impairments for BEF Foods
$1.0 million of marketing costs from S,G&A to Other operating expenses for BEF Foods
All reclassifications made to conform prior year financials with current presentation
Bob Evans Restaurants
BEF Foods
Corporate and Other

HISTORICAL SEGMENT AND “CORPORATE AND OTHER” DATA:  FISCAL 2014

FY14
New*
Old
New*
Old
New
Old
Operating income as reported
Net sales
956,579

956,579

371,973

371,973

-

-

Cost of sales
244,871

25.6%
244,871

25.6%
206,906

55.6%
206,082

55.4%
-

-

Operating wages
365,698

38.2%
365,698

38.2%
40,609

10.9%
40,609

10.9%
-

-

Other operating
164,901

17.3%
164,901

17.3%
54,003

14.6%
31,926

8.6%
-

-

S,G&A
26,626

2.8%
80,723

8.4%
30,506

8.2%
68,781

18.5%
65,001

-

Depreciation and amortization
60,446

6.3%
63,872

6.7%
14,514

3.9%
15,584

4.2%
4,496

-

Impairments
13,850

1.4%
9,380

1.0%
3,000

0.8%
3,000

0.8%
-

-

Operating income
80,187

8.4%
27,134

2.8%
22,435

6.0%
5,991

1.6%
(69,497)

-

Adjustments
Operating wages
-

-

49

49

-

-

Other operating
-

-

107

107

-

-

S,G&A
567

(5,971)

(4,125)

(4,074)

(2,017)

-

Depreciation and amortization
51

51

-

-

-

-

Impairments
(13,850)

(9,380)

(3,000)

(3,000)

-

-

Total Adjustments
13,232

15,300

6,969

6,918

2,017

-

Non-GAAP Operating Income
Net sales
956,579

956,579

371,973

371,973

-

-

Cost of sales
244,871

25.6%
244,871

25.6%
206,906

55.6%
206,082

55.4%
-

-

Operating wages
365,698

38.2%
365,698

38.2%
40,658

10.9%
40,658

10.9%
-

-

Other operating
164,901

17.3%
164,901

17.3%
54,110

14.6%
32,033

8.6%
-

-

S,G&A
27,193

2.8%
74,752

7.8%
26,381

7.1%
64,707

17.4%
62,984

-

Depreciation and amortization
60,497

6.3%
63,923

6.7%
14,514

3.9%
15,584

4.2%
4,496

-

Impairments
-

0.0%
-

0.0%
-

0.0%
-

0.0%
-

-

Total non-GAAP operating income
93,419

9.8%
42,434

4.4%
29,404

7.9%
12,909

3.5%
(67,480)

-

*Reflects reclassification:
$4.4 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
$18.6 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
$4.3 million of marketing costs from S,G&A to Other operating expenses for BEF Foods
$0.8 million of freight charges from Other operating expenses to Cost of sales for BEF Foods
All reclassifications made to conform prior year financials with current presentation
Bob Evans Restaurants
BEF Foods
Corporate and Other